T. Rowe Price Tax-Free Short-Intermediate Fund

Supplement to Prospectus and Summary Prospectus dated July 1, 2021

The following changes are effective October 1, 2021.

The fund’s Board of Directors (Board) has approved lowering the fund’s management fee. The fund’s management fee consists of a group fee component that declines at certain asset levels based on the combined net assets of all T. Rowe Price funds (except the funds-of-funds, TRP Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds) and an individual fund fee component. On February 28, 2021, the effective annual group fee rate was 0.28% of the fund’s average daily net assets and its individual fund fee rate, also applied to the fund’s average daily net assets, was 0.10%. Effective October 1, 2021, the fund’s individual fund fee rate will be reduced to 0.05% of the fund’s average daily net assets.

To reflect the lower management fee, the fee table and expense example on pages 1 and 2 of the summary prospectus and prospectus are revised as follows:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the Investor Class or I Class, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class		I Class	Advisor Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.33%[b]		0.33%[b]	0.33%[b]

Distribution and service (12b-1) fees	—		—	0.25

Other expenses	0.12		0.02	0.17

Total annual fund operating expenses	0.45	[b]	0.35 [b]	0.75 [b]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b Restated to reflect current fees.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$46	$144	$252	$567
I Class	36	113	197	443
Advisor Class	77	240	417	930

The first paragraph below the “Group Fee Schedule” table on page 9 of the prospectus is replaced with the following:

The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. On February 28, 2021, the effective annual group fee rate was 0.28%. Effective October 1, 2021, the individual fund fee rate, also applied to the fund’s average daily net assets, will be 0.05%. Prior to October 1, 2021, the fund’s individual fund fee rate was 0.10%.

The date of this supplement is September 28, 2021.

F56-041 9/28/21